UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________

SCHEDULE 14A INFORMATION

(Amendment No. 2)

__________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

iSpecimen Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

iSpecimen Inc.
8 Cabot Road, Suite 1800
Woburn, MA 08101

            , 2025

Dear Fellow Stockholders:

On behalf of the board of directors (“Board of Directors”) of iSpecimen Inc., I cordially invite you to attend the 2025 special meeting of stockholders (the “Special Meeting”) of iSpecimen Inc., which will be held virtually via the internet, commencing at 10:00 a.m. Eastern Time on October 30, 2025. In order to attend the meeting, you must log on to www.virtualshareholdermeeting.com/ISPC2025SM and enter the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The Special Meeting will be held for the following purposes:

1.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

2.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 250,000,000 to 500,000,000 shares;

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities convertible into or exercisable for common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules);

4.      To approve an amendment to certain outstanding convertible securities of the Company to increase the conversion price floor from 50% to 80% of the lowest volume weighted average price (VWAP) during the applicable measurement period, which may reduce the number of shares issuable upon conversion of such securities;

5.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s entry into an equity line of credit arrangement, and the potential issuance of shares of common stock pursuant to such arrangement, which may exceed 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules); and

6.      To transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on July 25, 2025, attached to this letter are a Notice of Special Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Special Meeting.

Your vote is important to us.    Please act as soon as possible to vote your shares. It is important that your shares be represented at the Special Meeting, whether or not you plan to attend the Special Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

/s/ Robert Bradley Lim
Name: Robert Bradley Lim
Title: Chief Executive Officer

iSpecimen Inc.
8 Cabot Road, Suite 1800
Woburn, MA 08101

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 30, 2025

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of iSpecimen Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on October 30, 2025, at 10:00 a.m. Eastern Time. The Special Meeting will be held as a virtual meeting, for the following purposes:

1.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be set within that range at the discretion of our board of directors (“Board of Directors”) without further approval or authorization of our stockholders;

2.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 250,000,000 to 500,000,000 shares;

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities convertible into or exercisable for common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules);

4.      To approve an amendment to certain outstanding convertible securities of the Company to increase the conversion price floor from 50% to 80% of the lowest volume weighted average price (VWAP) during the applicable measurement period, which may reduce the number of shares issuable upon conversion of such securities;

5.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s entry into an equity line of credit arrangement, and the potential issuance of shares of common stock pursuant to such arrangement, which may exceed 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules); and

6.      To transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Special Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on July 25, 2025 are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment thereof.

The Special Meeting will be held as a virtual meeting via live webcast on the Internet on October 30, 2025, at 10:00 a.m. Eastern Time. Because the Special Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Special Meeting in person. You will be able to attend the Special Meeting, vote, and submit your questions on the day of the Special Meeting via the Internet by visiting www.virtualshareholdermeeting.com/ISPC2025SM and entering the 16-digit control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Special Meeting on the meeting website. Stockholders of record will not be able to ask questions online during the Special Meeting. If you would like to submit a question prior to the Special Meeting, please visit www.ProxyVote.com with your 16-digit control number and use the Questions for Management feature on the site.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 30, 2025:    The accompanying Proxy Statement are available at proxyvote.com.

We will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying Proxy Statement via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials.

This Notice of Special Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about October 15, 2025.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

By Order of the Board of Directors,
/s/ Robert Bradley Lim
Name: Robert Bradley Lim
Title: Chief Executive Officer

            , 2025

i

iSpecimen Inc.
8 Cabot Road, Suite 1800
Woburn, MA 08101

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 30, 2025

This proxy statement (the “Proxy Statement” or the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of iSpecimen Inc. (the “Company,” “Corporation,” “iSpecimen,” “we,” “us,” or “our”), in connection with our 2025 special meeting of stockholders (the “Special Meeting”). This Notice of Special Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about October 15, 2025.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about October 15, 2025, we will mail to our stockholders of record at the close of business on July 25, 2025 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at proxyvote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on July 25, 2025, the Record Date, you were a holder of record of shares of common stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Special Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to vote on the following items described in this Proxy Statement:

1.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders;

2.      To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 250,000,000 to 500,000,000 shares;

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities convertible into or exercisable for common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules);

4.      To approve an amendment to certain outstanding convertible securities of the Company to increase the conversion price floor from 50% to 80% of the lowest volume weighted average price (VWAP) during the applicable measurement period, which may reduce the number of shares issuable upon conversion of such securities;

5.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s entry into an equity line of credit arrangement, and the potential issuance of shares of common stock pursuant to such arrangement, which may exceed 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules); and

6.      To transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Special Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Special Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Special Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Special Meeting?

Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 3,979,517 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The holders of 34% in voting power of our shares entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1, 2, 3, 4 and 5 considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 6 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Special Meeting?

If a quorum is not present or represented at the scheduled time of the Special Meeting, (i) the chair of the Special Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting until a quorum is present or represented.

How do I vote my shares without attending the Special Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Special Meeting. If you are a stockholder of record, there are three ways to vote by proxy:

•        by Phone — call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

•        by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Special Meeting before the polls close; or

•        by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on October 29, 2025.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Special Meeting?

The Special Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/ISPC2025SM. You are entitled to participate in the Special Meeting if you were a stockholder on July 25, 2025, which is the Record Date, or hold a valid proxy for the Special Meeting.

To be admitted to the Special Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Special Meeting.

You may begin to log in to the meeting platform beginning at 9:45 a.m., Eastern Time, on October 30, 2025. The Special Meeting will begin promptly at 10:00 a.m., Eastern Time, on October 30, 2025.

Will I be able to ask questions at the Special Meeting?

We will not have a segment for stockholder questions during the Special Meeting. Questions can only be submitted prior to the Special Meeting until October 29, 2025 at 11:59 p.m. Eastern Time. Questions can be submitted prior to the Special Meeting by visiting www.ProxyVote.com with your control number and using the Questions for Management feature on the site.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Special Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        Stockholders of record will not be able to ask questions online during the Special Meeting. You may submit questions and comments electronically through the meeting portal only prior to the Special Meeting until October 29, 2025 at 11:59 p.m. Eastern Time.

•        Only stockholders of record as of the Record Date for the Special Meeting and their proxy holders may submit questions or comments prior to the Special Meeting.

•        Questions pertinent to the Special Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our website, https://ispecimen.com as soon as practical after the Annual Special.

•        Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•        No audio or video recordings of the Special Meeting are permitted.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of common stock FOR Proposals No. 1, 2, 3, 4, 5, and 6. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: The Reverse Stock Split Proposal	The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the amendment to the Fourth Amended and Restated Certificate of Incorporation.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 2: The Authorized Share Increase Proposal	The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the amendment to the Fourth Amended and Restated Certificate of Incorporation.	“FOR” “AGAINST” “ABSTAIN”		No(2)
Proposal No. 3: The Nasdaq 20% Limit Approval Proposal	The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”		No(2)
Proposal No. 4: The Convertible Floor Amendment Proposal	The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”		No(2)
Proposal No. 5: The Equity Line of Credit (ELOC) Proposal	The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”		No(2)
Proposal No. 6: The Adjournment Proposal	The affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”		Yes(3)

Quorum:    Under the Company’s Third Amended and Restated Bylaws, the holders of 34% in voting power of the shares entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting.

____________

(1)      A vote marked as “withhold” is not applicable to these proposals. An “abstain” vote is treated as described above for each proposal.

(2)      As these proposals are not considered discretionary matters, brokers lack authority to exercise their discretion to vote uninstructed shares on these proposals.

(3)      This proposal is considered a discretionary matter, and brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

•        sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than October 29, 2025 at 11:59 p.m. Eastern Time;

•        voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on than October 29, 2025;

•        attending the Annual Meeting, virtually, and voting at the Special Meeting on October 30, 2025;

•        submitting a properly signed proxy card with a later date that is received no later than October 29, 2025 at 11:59 p.m. Eastern Time; or

•        if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Special Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Delaware law, our Fourth Amended and Restated Certificate of Incorporation or our Third Amended and Restated Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Special Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 8 Cabot Road, Suite 1800, Woburn, MA 08101. Our telephone number is (781) 301-6700.

PROPOSAL NO. 1 — REVERSE STOCK SPLIT PROPOSAL

Introduction

Our Board acted unanimously, at a special meeting of the Board held on August 11, 2025, to adopt the Reverse Stock Split Proposal to amend our Fourth Amended and Restated Certificate of Incorporation to enable a potential Reverse Split of our issued and outstanding common stock at a ratio of between one-for-ten (1:10) to one-for-one hundred (1:100), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Stock Split Proposal.

If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Fourth Amended and Restated Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”).

In addition, the effect of the Reverse Split, without a corresponding reduction of the authorized shares of common stock, will allow the Board of Directors to issue more shares of common stock than the amount that it would have been able to issue prior to the Reverse Split being effectuated. The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock (in hand or on an as converted basis) and/or the same relative voting rights outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split. The authorized number of shares of common stock will not be adjusted as a result of the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and approximate number of shares outstanding after the Reverse Split based on 5,539,345 shares of our common stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One-for-Ten Reverse Split	Assuming a One-for-Fifty Reverse Split	Assuming a One-for-One Hundred Reverse Split
Aggregate Number of Shares of common stock Outstanding	5,539,345	553,935	110,787	55,393

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock currently trades on Nasdaq under the symbol “ISPC.” In order to maintain our listing on Nasdaq we may be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00. The closing trading price of our common stock on September 29, 2025 was $1.19.

The Reverse Split would increase the availability of such shares, which could then be issued upon conversion or exercise of outstanding convertible securities, for grants under our currently effective stock option plan and in connection with an acquisition of another business or a merger. The Company currently has no plans to acquire another business or enter into a merger transaction.

Our Board concluded that the liquidity and marketability of our common stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains listed on Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split, the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to factor of one hundred. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

Because the number of authorized shares of our common stock will not be reduced proportionately with the ratio of the Reverse Split, it may increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Split

When determining whether to implement the Reverse Split, and which Reverse Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider various factors, including:

•        the historical trading price and trading volume of our common stock;

•        the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Split on the trading market for our common stock in the short- and long-term;

•        the listing requirements, other rules and guidance from one or more potential national securities exchanges;

•        the number of shares of our common stock outstanding;

•        the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

•        prevailing general market, legal and economic conditions.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”). Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 3,000 shares of our common stock, you would hold 300 shares of our common stock following the Reverse Split if the ratio is one-for-ten or you would hold 150 shares of our common stock if the ratio is one-for-twenty.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares of common stock so that we are not obligated to issue cash in lieu of any fractional shares that such common stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares

Our Board does not currently intend to issue fractional shares of common stock in connection with the Reverse Split. Therefore, we do not expect to issue fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 59 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Split occurs automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold.

Anti-Takeover and Dilutive Effects

The authorized common stock will not be diluted as a result of the Reverse Split. The common stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock and preferred stock. This summary addresses the tax consequences only to a beneficial owner of our common stock and preferred stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock or preferred stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock or preferred stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

Approval requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the proposal. Because this standard is based on all outstanding shares, an abstention will have the same effect as a vote “AGAINST.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 2 — THE AUTHORIZED SHARE INCREASE PROPOSAL

Introduction

Our Board of Directors has unanimously approved, and recommends that our stockholders approve, an amendment to our Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the total number of authorized shares of capital stock from 250,000,000 to 500,000,000, consisting of 480,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Purpose and Effects of the Authorized Share Increase

The proposed increase in authorized shares will provide the Company with greater flexibility to issue additional shares of common stock or Preferred Stock, as needed, in connection with future financings, strategic acquisitions, equity compensation, conversions of existing securities, or other general corporate purposes, without the need for further stockholder approval (except as required by law or Nasdaq rules). The increase is not intended to have any immediate dilutive effect; however, the issuance of additional shares could be dilutive to existing stockholders depending on the circumstances and terms of issuance.

The Board believes that the proposed increase in authorized capital stock is in the best interests of the Company and its stockholders and will better position the Company to pursue its business objectives, attract strategic capital, and respond to market opportunities in a timely and efficient manner.

Description of Securities

Our authorized capital following this amendment would consist of 480,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share. Each share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders and to dividends if and when declared by the Board out of funds legally available therefor. Upon liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and any preferential amounts due to holders of preferred stock. Shares of common stock, when issued, will be fully paid and non-assessable.

Delaware law does not confer preemptive or similar rights absent an express provision in a company’s certificate of incorporation, and the Company does not expect to grant preemptive rights in connection with future issuances unless required by law or approved by the Board.

The preferred stock is “blank check” preferred, which may be issued from time to time in one or more series with such rights and preferences as may be fixed by the Board, including with respect to dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, all as permitted by Delaware law and our Certificate of Incorporation. No series of preferred stock is being created or designated by this Proposal No. 2.

Reasons for and Intended Uses of the Increase

The primary purpose of the increase is to provide additional authorized but unissued shares for potential future use, including (without limitation) equity or equity-linked financings, strategic transactions, acquisitions, joint ventures, commercial or licensing arrangements, stock splits or stock dividends, and grants under existing or future equity compensation plans. The Company has not entered into any binding agreement requiring the issuance of shares in connection with this Proposal No. 2, and this Proposal No. 2 is not being made pursuant to, or in connection with, any specific transaction.

Possible Effects of the Increase; Dilution; Market Impact

If the Board authorizes the issuance of additional shares, existing stockholders will experience proportional dilution of their ownership interests and voting power, and, depending on the price, terms and size of any issuance, our earnings (loss) per share and book value per share could be diluted. The availability of a greater number of authorized shares may also have a potential impact on the market price of our common stock due to the possibility of future sales, although the effect, if any, cannot be predicted. This Proposal No. 2 does not itself authorize the issuance of any securities, nor does it change the rights of outstanding shares.

Relationship to Other Proposals

If Proposal No. 1 is approved and implemented, the number of outstanding shares will be reduced in accordance with the split ratio, but the number of authorized shares would be as set forth in the applicable certificate of amendment then in effect. Approval of this Proposal No. 2 would increase the number of authorized shares and, together with or without implementing Proposal No. 1, would increase the number of shares available for future issuance. Approval of this Proposal No. 2 is not conditioned on the approval of any other proposal.

Potential Anti-Takeover Effects

The availability of additional authorized shares could, under certain circumstances, have anti-takeover effects, for example by diluting the ownership of a person seeking to obtain control of the Company. The Board has no present intention to issue shares for anti-takeover purposes and is not aware of any pending or threatened effort to obtain control of the Company. The Board will, consistent with its fiduciary duties and applicable law and stock exchange rules, consider any proposed issuance in light of the best interests of the Company and its stockholders.

No Appraisal or Dissenter’s Rights

Under Delaware law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to this Proposal No. 2.

Interests of Directors and Officers

No director, executive officer or associate of any of the foregoing has any substantial interest, direct or indirect, in this Proposal No. 2, other than in their capacity as stockholders and holders of equity awards.

Nasdaq Listing

Our common stock is listed on The Nasdaq Capital Market under the symbol “ISPC”, and any future issuance of common stock will be subject to applicable Nasdaq rules, including, where required, stockholder approval under Nasdaq Listing Rule 5635.

Text of Proposed Amendment

The text of the proposed Certificate of Amendment to effect the Authorized Share Increase is attached to this Proxy Statement as Annex B.

Vote Required

Approval requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the proposal. Because this standard is based on all outstanding shares, an abstention will have the same effect as a vote “AGAINST.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL.

PROPOSAL NO. 3 — THE NASDAQ 20% LIMIT APPROVAL PROPOSAL

Introduction

Our Board of Directors is seeking stockholder approval, as required by Nasdaq Listing Rule 5635(d), to authorize the potential issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more future financing transactions, which may result in the issuance of more than 20% of the Company’s outstanding common stock or voting power.

Background on Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or voting power, at a price below the minimum price as defined under Nasdaq rules.

Purpose and Effects

Approval of this Proposal will provide the Company with the flexibility to raise capital in private placement or other non-public financing transactions, including PIPEs, equity lines, or other strategic financings, without being limited by the 20% restriction. The Board believes this flexibility is essential to enable the Company to act quickly in securing funding when market conditions are favorable.

This Proposal does not obligate the Company to consummate any specific transaction. Any transaction completed under this authority will be subject to the Board’s determination that such transaction is in the best interests of the Company and its stockholders.

Types of Securities

The Company may issue shares of common stock or securities convertible into or exercisable for common stock, including convertible preferred stock, convertible notes, or warrants. The number of securities issued could exceed 20% of the outstanding shares of common stock or voting power as of the record date.

Pricing

Any such securities could be issued at a discount to the prevailing market price of our common stock and, depending on market conditions, may be below the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d). The exact terms, including price, conversion or exercise features, maturity, interest or dividend provisions, and anti-dilution protections, will be negotiated with investors at the time of any transaction.

Use of Proceeds

The Company currently anticipates using proceeds from any such financing for general working capital, repayment or refinancing of indebtedness, funding of research and development initiatives, potential strategic acquisitions, and building its Solana-based digital asset corporate treasury program.

Effect of Stockholder Approval

Approval of this Proposal No. 3 authorizes the Company to issue securities in one or more non-public financing transactions exceeding the 19.99% threshold under Nasdaq Listing Rule 5635(d), including at a price that may be below the “Minimum Price” (as defined in Nasdaq rules), and solely for financing purposes, without further stockholder approval, provided such issuances fall within the parameters described herein. This authorization does not extend to transactions that would result in a change of control under Nasdaq rules or to acquisitions or mergers involving the issuance of our securities. If a future transaction were to involve a change of control, exceed the 19.99% threshold in a manner not contemplated by this authorization, or otherwise fall outside of these parameters, or involve a change of control under Nasdaq rules, we would be required to seek additional stockholder approval in accordance with Nasdaq Listing Rule 5635.

Dilution and Other Risks

The issuance of additional shares of common stock, or securities convertible into or exercisable for common stock, could substantially dilute the ownership interests and voting power of existing stockholders. Such issuances may also adversely affect the market price of our common stock and create downward pressure if securities are issued at a discount. Convertible or derivative securities may introduce volatility and could result in substantial additional dilution if our stock price declines.

No Specific Transactions

As of the date of this Proxy Statement, the Company has not entered into any definitive agreement to issue securities pursuant to this Proposal No. 3, and no specific financing transaction is currently pending.

Vote Required

The affirmative vote of a majority of the votes cast on this Proposal at the Special Meeting is required to approve the Nasdaq 20% Limit Approval Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NASDAQ 20% LIMIT APPROVAL PROPOSAL.

PROPOSAL NO. 4 — THE CONVERTIBLE FLOOR AMENDMENT PROPOSAL

Introduction

Our Board of Directors is seeking stockholder approval to amend certain outstanding convertible securities of the Company to modify the applicable conversion price floor from 50% to 80% of the lowest volume weighted average price (“VWAP”) during the applicable measurement period.

Background and Purpose

The Company previously issued convertible securities containing a conversion price floor of 50% of the lowest VWAP during a defined measurement period. In light of recent market dynamics, the Company believes it is in the best interests of its stockholders to increase this floor to 80%, in order to reduce potential dilution, stabilize the capital structure, and promote a healthier trading environment for the Company’s common stock.

The amendment would apply to all such outstanding convertible instruments and would be effective upon stockholder approval and consent of the respective holders, which the Company anticipates obtaining prior to or concurrently with the Special Meeting.

Effects of the Amendment

Raising the floor from 50% to 80% is expected to:

•        Reduce the potential dilution to existing stockholders upon conversion;

•        Increase investor confidence by signaling a more shareholder-protective structure;

•        Better align conversion pricing with prevailing market prices; and

•        Enhance the Company’s ability to negotiate future financing terms on more favorable conditions.

No new securities are being issued under this Proposal. Any amendment to the terms of the outstanding securities will be subject to definitive documentation mutually agreed upon by the Company and the respective holders.

Vote Required

Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. This means that once the 34% quorum is met, a proposal can pass with a majority of votes cast within that quorum. An abstention will have the same effect as a vote “AGAINST.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONVERTIBLE FLOOR AMENDMENT PROPOSAL.

PROPOSAL NO. 5 — THE EQUITY LINE OF CREDIT (ELOC) PROPOSAL

Introduction

Our Board of Directors is seeking stockholder approval for the Company to enter into a potential equity line of credit arrangement (“ELOC”) and to issue shares of common stock pursuant to such arrangement, in accordance with applicable Nasdaq rules, including Nasdaq Listing Rule 5635(d).

Background on ELOCs

An ELOC is a type of financing facility that allows a public company to raise capital over time through the issuance of shares to an investor (the “ELOC Investor”), generally at a discount to the prevailing market price, subject to specified volume, pricing, and timing limitations. This mechanism provides flexibility and cost efficiency while minimizing immediate dilution.

Nasdaq rules require stockholder approval when the potential issuance under such arrangements may exceed 20% of the Company’s outstanding shares or voting power at a price below the market minimum.

Purpose and Benefits

The Company believes that an ELOC may provide an efficient means to access working capital in a flexible and non-dilutive manner compared to traditional equity offerings. The proceeds may be used for working capital, operating expenses, R&D, debt repayment, or other general corporate purposes.

Approval of this Proposal does not obligate the Company to enter into any ELOC. Any such arrangement would be subject to negotiation and definitive agreement with a third-party investor and approved by the Board of Directors.

Types of Securities

The Company may issue shares of common stock to one or more institutional investors pursuant to an equity line of credit arrangement. In some cases, warrants or other equity-linked instruments may also be issued in connection with establishing or drawing on the facility.

Structure and Pricing

Under a typical ELOC, the Company would have the right, but not the obligation, to require the investor to purchase newly issued shares of common stock over a specified period of time. Purchase prices are generally based on a discount to the prevailing market price of the common stock at the time of each drawdown, subject to minimum price or volume-weighted average price (VWAP) thresholds and caps negotiated with the investor. The total number of shares issuable could exceed 20% of our currently outstanding common stock.

Duration and Volume Limitations

Any facility would likely be available for 12-36 months, with drawdowns limited by daily or weekly trading volume formulas. Drawdowns would be entirely at the Company’s discretion, subject to contractual limitations.

Use of Proceeds

The Company anticipates using proceeds for general corporate purposes, including working capital, repayment or refinancing of indebtedness, funding of research and development initiatives, and to support its Solana-based digital asset corporate treasury strategy.

Effect of Stockholder Approval

Approval of this Proposal No. 5 authorizes the Company to issue shares in excess of 19.99% of outstanding common stock or voting power pursuant to an ELOC without further stockholder approval, as required by Nasdaq Listing Rule 5635(d). If the Company were to enter into an arrangement that materially deviates from the scope of this Proposal No. 5, or involves a change of control, we would be required to seek additional stockholder approval.

Risks and Dilution

Sales of common stock pursuant to an ELOC are likely to be dilutive to existing stockholders and may create downward pressure on the market price of our common stock, particularly if drawdowns are frequent or large in size. Because the investor in an ELOC typically resells the shares into the public market, such resales may increase volatility and negatively affect the trading price of our stock. In addition, future financing alternatives may be more difficult or costly if the existence of an ELOC exerts a “floor” on our stock price.

No Definitive Agreement

As of the date of this Proxy Statement, the Company has not entered into a definitive ELOC agreement and has not committed to any specific terms with an investor.

Vote Required

Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. This means that once the 34% quorum is met, a proposal can pass with a majority of votes cast within that quorum. An abstention will have the same effect as a vote “AGAINST.”

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EQUITY LINE OF CREDIT (ELOC) PROPOSAL.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates, at the determination of the Board. In no event will the Board adjourn the Special Meeting beyond the date by which it may properly do so under the Fourth Amended and Restated Certificate of Incorporation and the Delaware General Corporation Law.

Vote Required

Approval requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. This means that once the 34% quorum is met, a proposal can pass with a majority of votes cast within that quorum. An abstention will have the same effect as a vote “AGAINST.”

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

CORPORATE TREASURY STRATEGY — DIGITAL ASSETS

Overview

On August 7, 2025, the Company announced its intention to establish a Solana-based corporate treasury program to diversify its balance sheet and support long-term growth initiatives. The Company expects to retain BlockArrow Capital as an external treasury management consultant to assist with policy design, counterparty diligence, execution, custody coordination, risk management, and reporting. The Company anticipates completing an initial financing in the fourth quarter of 2025 targeting at least $50 million in proceeds, with a longer-term objective of raising an aggregate of approximately $200 million over the next 12-24 months.

Current Digital Asset Holdings

As of the date of this Proxy Statement, the Company does not hold any cryptocurrency or other digital assets.

Sources of Anticipated Funding

The Company expects to fund the treasury program primarily through capital raised from accredited retail and institutional investors in private or other financing transactions. The timing, size, form, and terms of any financing will depend on market conditions, investor demand, regulatory considerations, and corporate capital needs.

Planned Acquisitions & Purchase Strategy

The Company has no plans to acquire operating businesses to build its crypto treasury. Instead, the Company intends to purchase Solana’s native token (“SOL”), including, where appropriate, Locked SOL, which the Company intends to acquire as part of its purchase strategy, through over-the-counter transactions with reputable cryptocurrency institutions. Any such purchases will only be made where legally transferable and following legal, regulatory, and counterparty due diligence. “Locked SOL” refers to SOL subject to contractual transfer or vesting restrictions; such tokens become “unlocked” and freely tradable only once those restrictions expire, which may take months or years, with terms varying by lot. Pricing may reflect a discount to prevailing spot prices to compensate for illiquidity and lock-up risk. The Company may also purchase unlocked SOL on regulated venues for liquidity management. The Company intends to adopt policies and procedures to evaluate, monitor, and manage the liquidity and risks associated with Locked SOL, including review of vesting schedules, counterparty terms, and resale strategies once tokens become unlocked.

Custody

The Company expects to engage qualified third-party custodians, such as Coinbase Custody, to safeguard any Solana it acquires. Custody arrangements are anticipated to include institutional-grade risk controls, offline cold storage, and insurance coverage against risks such as theft, damage, or operational failure. The Company intends to have custodial arrangements in place before making any acquisitions of Solana.

Hedging Strategy

At present, the Company does not intend to enter into hedging transactions, such as futures, options, or swaps, to mitigate exposure to fluctuations in the price of Solana. As a result, the Company will be fully exposed to adverse market movements. If the Company were to adopt a hedging program in the future, such activities would be subject to legal, regulatory, and counterparty considerations and could involve significant costs and risks, including imperfect correlation with Solana prices, counterparty default, and limited liquidity.

Staking and Yield Generation

The Company plans to stake a portion of its Solana holdings to support network validation and earn protocol rewards. Staking may be done directly or through delegation to validators, and rewards will depend on validator performance, protocol issuance parameters, and network participation. The Company may also engage in “liquid staking” through third-party providers, which would issue liquid staking tokens representing staked Solana that may be transferable or usable in decentralized finance (“DeFi”) applications. Bonding and unbonding periods associated with staking may limit liquidity for days or weeks, and liquid staking introduces additional counterparty, smart contract, and operational risks. The Company intends to adopt policies to determine what portion of its Solana to stake, how staking providers will be selected and monitored, and how liquidity will be managed.

Long-Term Profit Generation Strategy

The Company’s primary objective is balance sheet diversification, not speculation. Over time, however, the Company may seek to generate profit beyond staking, including by (i) participating in DeFi protocols, (ii) lending Solana or liquid staking tokens to institutional counterparties, or (iii) engaging in limited spot trading for liquidity management and rebalancing. At present, no non-staking strategies are committed, and any such activities would be subject to legal, regulatory, and counterparty risks.

Diversification and Spot Trading

While the initial focus is Solana, the Company may evaluate acquiring other highly ranked cryptocurrencies or tokenized real-world assets as part of a broader treasury strategy. The Company anticipates allocating only a small portion of its treasury program to spot trading of Solana or other digital assets. Spot trading is expected to be limited to liquidity management or opportunistic diversification.

Risks

Establishing a digital asset treasury involves significant risks, including price volatility, custody and cybersecurity risks, evolving regulatory treatment of cryptocurrencies in the United States and abroad, potential dilution from financings used to fund purchases, and reputational risks associated with the use of digital assets. The Company’s ability to successfully implement this program will depend on market conditions, legal and regulatory considerations, and the Company’s ongoing liquidity needs.

In addition:

•        Volatility Risk.    Solana and other crypto assets are highly volatile, with wide fluctuations driven by market sentiment, technological changes, macroeconomic events, and regulatory actions.

•        Liquidity Risk.    Many crypto assets, including Solana, may have limited trading liquidity, especially in stressed market conditions. The Company may be unable to liquidate holdings quickly without materially impacting price.

•        Locked Token Risk.    If the Company acquires Locked SOL, those holdings may be subject to contractual transfer restrictions, limiting liquidity and exposing the Company to illiquidity discounts or extended holding periods.

•        Custodial and Counterparty Risk.    Reliance on third-party custodians or validators exposes the Company to the risk of operational failures, counterparty default, hacking, or misappropriation of assets.

•        Staking and Yield Risk.    Staked tokens will be subject to bonding and unbonding periods, validator performance, and potential smart contract or counterparty failures in liquid staking arrangements.

•        Hedging Risk.    Because the Company does not currently hedge its Solana exposure, it remains fully exposed to adverse price movements.

•        Accounting and Valuation Risk.    The Company may face challenges in applying accounting standards to digital assets, which could result in changes to reported financial condition or operating results.

•        Taxation Uncertainty.    The tax treatment of digital asset transactions remains unsettled and may change, potentially resulting in unexpected liabilities.

•        Regulatory Risk.    A determination that Solana is a security could cause the Company to be deemed an “investment company” under the Investment Company Act of 1940, subjecting it to costly and burdensome regulation.

•        Strategic Risk.    Pursuing a crypto treasury program may divert resources and investor focus from the Company’s primary biospecimen marketplace business. Diversification into other digital assets may compound risks rather than reduce them. Spot trading could expose the Company to trading losses and increased volatility.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our outstanding shares of common stock, as of September 30, 2025 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of our outstanding shares of common stock.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within sixty (60) days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Class(2)
Director and Executive Officers
Katharyn Field	Nil	0.00%
Avtar Dhaliwal	Nil	0.00%
Robert Lim	Nil	0.00%
Yuying Liang	Nil	0.00%
All Directors and Officers as a Group (4 persons)		*
5% or Greater Stockholders
N/A	Nil	0.00%

____________

*        Less than 1%*

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

There have been no transactions, since January 1, 2022, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest.

Policies and Procedures for Related Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of business conduct and ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Employee, Officer and Director Hedging

We maintain a policy on insider trading that applies to all shares of our capital stock held by any director, officer or employee. The policy requires that all directors, officers and employees receive our pre-clearance before engaging in any transactions involving our shares of capital stock and prohibits all directors, officers or employees from taking part in any hedging transactions.

Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation and Bylaws

Provisions of our bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies.    Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the Board.

Bylaws.    Our certificate of incorporation and bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our bylaws without stockholder approval.

Removal.    Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders.    Our bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Cumulative Voting.    Our certificate of incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Staggered Board.    Our bylaws provided that our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the annual meeting) serving a three-year term. As a result, only a minority of the Board will be considered for election at every annual meeting of stockholders, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Choice of Forum

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours to us or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation, or the bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine (the “Delaware Forum Provision”). The bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Provision”). In addition, the bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our common stock is deemed to have notice of and consented to the Delaware Forum Provision and the Federal Forum Provision. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the Delaware Forum Provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

We recognize that the Delaware Forum Provision and the Federal Forum Provision in the bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware. Additionally, the Delaware Forum Provision and the Federal Forum Provision may limit our stockholders’ ability to bring a claim in a forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. In addition, while the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions purporting to require claims under the Securities Act be brought in federal court were “facially valid” under Delaware law, there is uncertainty as to whether other courts will enforce the Federal Forum Provision. If the Federal Forum Provision is found to be unenforceable, we may incur additional costs associated with resolving such matters. The Federal Forum Provision may also impose additional litigation costs on stockholders who assert that the provision is not enforceable or invalid. The Court of Chancery of the State of Delaware and the United States District Court may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than our stockholders.

Indemnification of Directors and Officers

We are incorporated in the State of Delaware. The certificate of incorporation and bylaws provide that, to the fullest extent permitted by Delaware law, as it presently exists or may be amended from time to time, a director shall not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director. And under Delaware law, this limitation of liability does not extend to, among other things, acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. So these provisions may discourage stockholders from bringing suit against a director or officer for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director or officer.

The certificate of incorporation and bylaws also provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. As such, should our officers and/or directors require us to contribute to their defense, we may be required to spend significant amounts of our capital. This indemnification policy could therefore result in substantial expenditures, which we may be unable to recoup. If these expenditures are significant or involve issues which result in significant liability for our key personnel, we may be unable to continue operating as a going concern.

Furthermore, we intend to enter into indemnification agreements with our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.

Transfer Agent

The transfer agent and registrar for our common stock is Broadridge Financial Solutions, LLC. The transfer agent and registrar’s address is 51 Mercedes Way, Edgewood, NY 11717 and its telephone number is 1-877-830-4936.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, LLC, in writing at 51 Mercedes Way, Edgewood, NY 11717 or via telephone at 1-877-830-4936.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT
OF
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
iSPECIMEN INC.
A DELAWARE CORPORATION PURSUANT TO SECTION 242 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

iSpecimen Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

First: That the name of this Corporation is iSpecimen Inc.

Second: That the certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on July 2, 2009 (the “Certificate of Incorporation”).

Third: That, upon the Effective Time (as hereinafter defined) of this Certificate of Amendment (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each [            (             )] shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders’ old stock certificate. No stockholders will receive cash in lieu of fractional shares.

“Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors at a Special Meeting of the Board of Directors held on            , 2025, and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.

Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon the filing of this Certificate of Amendment (the “Effective Time”).

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this day of            , 2025.

iSPECIMEN INC.
By:
Name:	Robert Bradley Lim
Title:	Chief Executive Officer

Annex A-2

Annex B

ISPECIMEN, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ISPC2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80391-S19667 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY iSPECIMEN, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS ONE THROUGH SIX. For Against Abstain 1. To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be set within that range at the discretion of our board of directors (“Board of Directors”) without further approval or authorization of our stockholders; 2. To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 250,000,000 to 500,000,000 shares; 3. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities convertible into or exercisable for common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules); 4. To approve an amendment to certain outstanding convertible securities of the Company to increase the conversion price floor from 50% to 80% of the lowest volume weighted average price (VWAP) during the applicable measurement period, which may reduce the number of shares issuable upon conversion of such securities; 5. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s entry into an equity line of credit arrangement, and the potential issuance of shares of common stock pursuant to such arrangement, which may exceed 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in Nasdaq rules); and 6. To transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Special Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Annex B-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. V80392-S19667 iSPECIMEN INC. Special Meeting of Stockholders to be held on October 30, 2025 10:00 AM ET This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of iSPECIMEN INC. hereby appoints Katharyn Field and Robert Lim, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iSPECIMEN INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM ET on October 30, 2025, atwww.virtualshareholdermeeting.com/ISPC2025SM, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side

Annex B-2